UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2023
nCino, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41211	87-4154342
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification No.)
6770 Parker Farm Drive
Wilmington, North Carolina 28405
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 676-2466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	NCNO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 18, 2023, nCino, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the employment of David Rudow, the Company’s Chief Financial Officer & Treasurer, was terminated without cause effective as of January 31, 2023 (the “Transition Date”). As set forth in the Original Form 8-K, the Company and Mr. Rudow expected to enter into a separation agreement at a later date.
On January 19, 2023, Mr. Rudow and the Company entered into a Separation and Release Agreement (the “Separation Agreement”). Subject to his non-revocation of the Separation Agreement and his continued compliance with his ongoing obligations under his employment agreement and his restrictive covenant agreement with the Company, Mr. Rudow will receive (i) a lump sum cash payment equal to six months of Mr. Rudow’s base salary; (ii) a lump sum cash payment equal to Mr. Rudow’s target annual incentive payment; (iii) up to six-months of continued health, dental and vision coverage at the Company’s expense; and (v) six months of outplacement services. In addition, Mr. Rudow’s outstanding equity awards that are scheduled to vest on or before August 1, 2023 became vested as of the Transition Date and Mr. Rudow will continue to vest in his outstanding equity awards that are scheduled to vest between August 1, 2023 and November 1, 2023 in accordance with their normal vesting schedule.
The foregoing description of the Separation Agreement is a summary and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Separation and Release Agreement, dated January 19, 2023, by and among David Rudow and nCino, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCino, Inc.
Date: January 24, 2023	By:	/s/ April Rieger
April Rieger
Chief Legal & Compliance Officer and Secretary